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                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      SUPPLEMENT DATED DECEMBER 15, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 that describe the following Contracts issued by John Hancock Life Insurance Company or by John Hancock Variable Life Insurance Company (each called an "Annuity Prospectus"):

Accommodator Variable Annuity
Accommodator 2000 Variable Annuity
Declaration Variable Annuity
Independence Variable Annuity
Independence 2000 Variable Annuity
Independence Preferred Variable Annuity
Patriot Variable Annuity
Revolution Access Variable Annuity
Revolution Extra Variable Annuity
Revolution Value Variable Annuity
Revolution Value II Variable Annuity
Wealth Builder Variable Annuity

You should read this Supplement together with the Annuity Prospectus for the Contract you purchased, and retain both documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Office at 1-800-824-0335 to request a free copy. You may also visit our website at www.jhannuities.com.

Please note that the returns of the Money Market Sub-Account in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Fund are not sufficient to offset your Contract expense deductions.

You should retain this Supplement for future reference.

                       SUPPLEMENT DATED DECEMBER 15, 2008

333-81103
002-38827
033-34813
033-15672
033-82646
033-82648
033-64947
333-84769
333-84767
333-81127